UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2015

Famous Dave’s of America, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12701 Whitewater Drive, Suite 200, Minnetonka, MN	55343
(Address of principal executive offices)	(Zip Code)

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 12, 2015, the registrant amended its 2015 Equity Incentive Plan (the “2015 Plan”) in order to (i) increase the number of shares of the common stock reserved for issuance thereunder by 350,000 (the “Share Increase”), and (ii) amend Section 9.4 thereof to provide that the Board of Directors may, but shall not be obligated to, accelerate vesting of incentives upon a upon a Change in Control (as defined in the 2015 Plan). Prior to the amendment, the 2015 Plan provided for automatic acceleration of incentives upon a Change in Control. The amendment giving rise to the Share Increase was subject to and contingent upon receipt of shareholder approval. The shareholders approved the Share Increase at the registrant’s special shareholders meeting held on November 16, 2015. A copy of Amendment No. 2 to the 2015 Plan is incorporated by reference into this report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Upon receipt of shareholder approval at the registrant’s special shareholder meeting held November 16, 2015, the registrant amended its Second Amended and Restated Bylaws (the “Bylaws”) to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, the registrant and its shareholders. The amendment to the Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference into this report.

Item 5.07 Submission of Matters to a Vote of Security Holders

The registrant held a special meeting of shareholders on November 16, 2015. At the meeting, the registrant’s shareholders took the following actions:

(i)	The shareholders approved a proposal to amend the registrant’s Second Amended and Restated Bylaws, as amended, to provide that the Minnesota Control Share Acquisition Act will not apply to, or govern in any manner, the registrant and its shareholders. There were 5,550,738 votes cast for the proposal; 20,837 votes cast against the proposal; and 13,169 votes abstained. There were no broker non-votes.

(ii)	The shareholders approved an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 350,000 to 700,000. There were 5,277,865 votes cast for the proposal; 293,668 votes cast against the proposal; and 13,211 votes abstained. There were no broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendment No. 2 to Second Amended and Restated Bylaws

10.1	Amendment No. 2 to 2015 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q filed on November 6, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: November 17, 2015	By:	/s/ Richard A. Pawlowski
		Name:	Richard A. Pawlowski
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amendment No. 2 to Second Amended and Restated Bylaws